UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022 (April 25, 2022)

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street

Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING

On April 25, 2022, Minim, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company, that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive business days, the Company no longer meets the minimum bid price requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(a)(2), which requires a minimum bid price of $1.00 per share. The notification from Nasdaq has no immediate effect on the listing of the Company’s common stock. If the Company does not regain compliance with Rule 5550(a)(2) by October 24, 2022, the Company may be eligible for an additional 180-calendar day compliance period.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been granted a grace period of 180 calendar days, or until October 24, 2022, to regain compliance with the minimum closing bid price requirement for continued listing. To regain compliance, the closing bid price of the Company’s shares of common stock must meet or exceed $1.00 per share for at least ten consecutive business days during this 180-day grace period.

To qualify for the additional 180 calendar day compliance period, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the minimum bid price, and provide written notice to Nasdaq of its intent to cure the deficiency during this second compliance period, by effecting a reverse stock split, if necessary. However, if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq will provide notice to the Company that its common stock will be subject to delisting.

The Company intends to monitor the closing bid price of its common stock and consider its available options in the event that the closing bid price of its common stock remains below $1.00 per share. There can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement or maintain compliance with the other listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2022	MINIM, INC.

	By:	/s/ Mehul Patel
	Name:	Mehul Patel
	Title:	Chief Financial Officer